EXHIBIT 13.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Caesarstone Sdot-Yam Ltd. (the “Company”) on Form 20-F for the year ended December 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Yosef Shiran, and I, Yair Averbuch, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge: (i) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Yosef Shiran
Yosef Shiran
Chief Executive Officer
(Principal Executive Officer) Date: March 12, 2015

/s/ Yair Averbuch
Yair Averbuch
Chief Financial Officer
(Principal Financial Officer) Date: March 12, 2015